Exhibit 2

Companies Registry	Form AR1 Annual Return

Company Number

259

1	Company Name
CLP Power Hong Kong Limited

(Note 2)
2	Business Name
CLP Power

3	Type of Company Please tick appropriate box

☑ Private	☐ Others

(Note 3)
4	Address of Registered Office

147 Argyle Street, Kowloon, Hong Kong

(Note 4)
5	Date of Return

				☐	Date of AGM or Date of written resolution passed in lieu of AGM

28	12	2002	which is

DD	MM	YYYY		☑	Anniversary Date of Incorporation Please tick appropriate box

6	Mortgages and Charges

Total Amount outstanding at the date of this Return on all mortgages and charges which should be registered with the Registrar of Companies

Nil

Presentor’s Name and Address Peter William Greenwood 147 Argyle Street, Kowloon, Hong Kong	For Official Use

Third revision to Specification No. 1/97 (Amendment No. 1/2000)

Annual Return

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

(Note 5)
7    Share Capital (As at the date of this Return)

	Authorised
	Share Capital	Issued Share Capital

				Total Paid up Value of
	Total		Total Nominal Value	Shares Issued
Class of Shares	Nominal Value	No. of Shares Issued	of Shares Issued	(excluding premium)

Ordinary	HKD19,500,000,000.00	2,488,320,000	HKD12,441,600,000.00	HKD12,441,600,000.00

Total	HKD19,500,000,000.00	2,488,320,000	HKD12,441,600,000.00	HKD12,441,600,000.00

Enter below any changes to the structure of the company’s share capital since the date of the last Return.

Class of Shares	Change

—	—

—	—

—	—

(Note 6)
8    Past and Present Members Please tick appropriate box

For company with a share capital

1	☑	There have been no changes since the Annual Return for	2001.

	OR

2	☐	A full list of members is enclosed (use Schedule 1).

For company without a share capital

3	☐	The number of members at the date of this Return is	.

Annual Return

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

(Note 7)
9	Secretary Use Continuation Sheet A if joint secretaries

Name	Greenwood	Peter William

	Surname	Other names

	-	-

	Alias (if any)	Previous Names

Address	3/F., Seacliff, 19D Repulse Bay Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	K110726(7)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country
(Note 7)
10	Directors Use Continuation Sheet B if more than 3 directors

1	Name	Mocatta	William Elkin

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	79 Kadoorie Avenue, Kowloon, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	XD456022(7)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

* Please tick the relevant box(es)

Annual Return

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY
10	Directors (cont’d)

2	Name	Brandler	Andrew Clifford Winawer

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	House 4, 13 Headland Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	P888364(9)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

3	Name	Dickson Leach	James Seymour

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	14A Headland Road, Repulse Bay, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	XD115373(6)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

* Please tick the relevant box(es)

Annual Return

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

(Note 8)
11    Registers Address where the company’s registers are kept (if not the same address as in Section 4)

Register	Address

N/A

(Note 9)
12    Period Covered by Accounts Enclosed
(Except for Private Companies Limited by Shares)

—	—	—	To	—	—	—

DD	MM	YYYY		DD	MM	YYYY

(Note 10)
13    Certificate

	(a)	I certify that the information given in this Return (including 11 pages of Continuation Sheets and 0 pages of Schedules) is true to the best of my knowledge and belief.

*	(b)	I certify that the company has not, since the date of the last Annual Return issued any invitation to the public to subscribe for any shares or debentures in the company and that if the number of members is in excess of 50 at the date of this Return, the excess are persons who under Section 29(1)(b) of the Companies Ordinance are not to be included in the calculation of 50.

* Only relevant to private companies. Delete if not applicable.

Signed:	/s/ Peter William Greenwood

(Name):	(Peter William Greenwood)	Date: 13 January 2003

Secretary*

* Delete whichever does not apply

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Leigh	John Andrew Harry

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Apartment N, 11/F., Block A5, Scenic Villas, 2-28 Scenic Villa Drive, Pokfulam, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	XD688813(0)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

2	Name	Goldmann	Stephen Frederick

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Apartment 23A, The Harbourview, 11 Magazine Gap Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	P881274(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Tse	Pak Wing Peter

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Flat G, 22/F., Block 1, The Majestic Park, 11 Farm Road, Ma Tau Wai, Kowloon, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	A941766(7)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

2	Name	Yuen So	Siu Mai Betty

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Flat 11A, Po Garden, 9 Brewin Path, Mid-Levels, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	D402995(0)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Ryerkerk	Lori Jo

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Tower 2, 19A Dynasty Court, 23 Old Peak Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	R026587(9)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

2	Name	Hirsch	Robert Bernard

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	34B Dynasty Court, Tower 3, 23 Old Peak Road, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	R050813(5)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Poon	Sui Cheong Albert

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Flat A-2, 8/F., Fairland Gardens, 7 Homantin Hill Road, Kowloon, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	E327381(8)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

2	Name	Eastwood	Richard Charles

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	40 East Road, Hong Lok Yuen, Tai Po, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	XG094484(3)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Saunders	Stewart Henry

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Flat 2307, Towers 1 & 2, Hong Kong Parkview, 88 Tai Tam Reservoir Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	P698025(6)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

2	Name	Poon	Wai Yin Paul

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	House No. 12, Marina Cova Stage 1, Hebe Haven, Sai Kung, N.T., Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	D020165(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☑ Director	☐ Alternate Director to

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Mocatta	William Elkin

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	79 Kadoorie Avenue, Kowloon, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	XD456022(7)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	James Seymour Dickson Leach

2	Name	Dickson Leach	James Seymour

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	14A Headland Road, Repulse Bay, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	XD115373(6)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	William Elkin Mocatta

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Greenwood	Peter William

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	3/F., Seacliff, 19D Repulse Bay Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	K110726(7)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	John Andrew Harry Leigh

2	Name	Goldmann	Stephen Frederick

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Apartment 23A, The Harbourview, 11 Magazine Gap Road, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	P881274(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Lori Jo Ryerkerk

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Goldmann	Stephen Frederick

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Apartment 23A, The Harbourview, 11 Magazine Gap Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	P881274(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Robert Bernard Hirsch

2	Name	Ryerkerk	Lori Jo

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Tower 2, 19A Dynasty Court, 23 Old Peak Road, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	R026587(9)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Stephen Frederick Goldmann

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Ryerkerk	Lori Jo

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Tower 2, 19A Dynasty Court, 23 Old Peak Road, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	R026587(9)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Robert Bernard Hirsch

2	Name	Yuen So	Siu Mai Betty

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Flat 11A, Po Garden, 9 Brewin Path, Mid-Levels, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	D402995(0)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Andrew Clifford Winawer Brandler

Companies Registry	Form AR1 Annual Return (Continuation Sheet B)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Directors (Section 10 of main form)

1	Name	Lancaster	Richard Kendall

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	House D, Lakeside Villa, 8 Pik Sha Road, Clearwater Bay, Sai Kung, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	P173453(2)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Yuen So Siu Mai Betty

2	Name	Lancaster	Richard Kendall

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	House D, Lakeside Villa, 8 Pik Sha Road, Clearwater Bay, Sai Kung, Hong Hong

Identification
a	Hong Kong Identity Card
	or Company Number	P173453(2)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Capacity	☐ Director	☑ Alternate Director to	Stewart Henry Saunders

Companies Registry	Form AR1 Annual Return (Continuation Sheet A)

Date of Return			Company Number

28	12	2002	259

DD	MM	YYYY

Details of Joint Secretaries (Section 9 of main form)

1	Name	Chan	Wai Yee April (Deputy Company Secretary)

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	Duplex 8, 8 & 9/F., Dynasty Villa 11, Dynasty Heights, 2 Yin Ping Road, Beacon Hill, Kowloon, Hong Kong

Identification
a	Hong Kong Identity Card
	or Company Number	D151704(0)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

2	Name	-	-

		Surname	Other names

		-	-

		Alias (if any)	Previous Names

	Address	-

Identification
a	Hong Kong Identity Card
	or Company Number	-	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country